Decision Management Company, Inc.

 (d.b.a. Questys Solutions)

FINANCIAL STATEMENTS

For The Years Ended December 31, 2007 and 2006

with

INDEPENDENT AUDITORS' REPORT THEREON

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder

Decision Management Company, Inc. (d.b.a. Questys Solutions)

We have audited the accompanying balance sheets of Decision Management Company, Inc. (d.b.a. Questys Solutions) (the "Company") as of December 31, 2007 and 2006, and the related statements of income and (accumulated deficit) retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the management of the Company.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Decision Management Company, Inc. (d.b.a. Questys Solutions) as of December 31, 2007 and 2006, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has incurred a net loss and has a working capital deficit of $616,392 at December 31, 2007.  These factors raise substantial doubt about the Company's ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note 2.  The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

                                                                                                /s/ KMJ Corbin & Company LLP

Irvine, California

July 10, 2008

December 31,

ASSETS

2007

2006

Current assets:

    Cash and cash equivalents                                                      $                  91,527          $                  17,110

    Accounts receivable, net of allowance for doubtful

      accounts of $15,031 and $0, respectively                                               386,195                            561,220

    Prepaid expenses and other current assets                                                  49,126                                2,409

            Total current assets                                                                           526,848                            580,739

Property and equipment, net                                                                          116,354                            106,768

Other assets                                                                                                     12,006                              12,006

                                                                                                 $                   655,208          $                699,513

                                                                                                    ==============            =============

LIABILITIES AND STOCKHOLDER'S (DEFICIT) EQUITY

Current liabilities:

    Accounts payable                                                                $                     260,257          $                104,806

    Accrued liabilities                                                                                     304,385                            161,070

    Deferred revenue                                                                                       478,598                            199,879

    Line of credit                                                                                             100,000                              75,000

            Total current liabilities                                                                   1,143,240                            540,755

Commitments and contingencies

Stockholder's equity:

    Common stock, no par value; 100,000 shares

      authorized; 62,133 shares issued and outstanding                                       62,133                               62,133

    (accumulated deficit) retained earnings                                                     (550,165)                             96,625

            Total stockholder's (deficit) equity                                                    (488,032)                           158,758

                                                                                                 $                      655,208          $                699,513

                                                                                                  ================            ==============

For The Years Ended December 31,

2007

2006

Net revenues                                                                            $                  3,141,814          $         2,993,659

Cost of sales                                                                                                1,039,093                        847,939

Gross profit                                                                                                 2,102,721                      2,145,720

Operating expenses:

    Selling                                                                                                        658,882                        760,167

    General and administrative                                                                      1,596,848                    1,138,450

    Research and development                                                                         378,365                          82,038

(Loss) income from operations                                                                     (531,374)                       165,065

Other income (expense):

    Interest expense                                                                                           (19,380)                        (20,062)

    Gain on sale of assets                                                                                            -                              3,263

(Loss) income before income tax provision                                                  (550,754)                        148,266

Income tax provision                                                                                              800                             2,800

Net (loss) income                                                                                           (551,554)                       145,466

Retained earnings, beginning of year                                                                 96,625                         108,896

Distributions to stockholder                                                                             (95,236)                       (157,737)

(Accumulated deficit) retained earnings, end of year            $                       (550,165)         $               96,625

                                                                                                =================            ============

For The Years Ended December 31,

2007

2006

Cash flows from operating activities:

      Net (loss) income                                                                                     $                     (551,554)                $                  145,466

      Adjustments to reconcile net (loss) income to net cash

        provided by operating activities:

         Bad debt expense                                                                                                               25,069                                                   -

         Depreciation and amortization expense                                                                          34,547                                        20,876

         Gain on sale of assets                                                                                                                  -                                         (3,263)

         Changes in operating assets and liabilities:

                Accounts receivable                                                                                                  149,956                                   (269,928)

                Prepaid expenses and other current assets                                                              (46,717)                                      (2,484)

                Other assets                                                                                                                           -                                            (150)

                Accounts payable                                                                                                       155,451                                      54,835

                Accrued liabilities                                                                                                     143,315                                      31,325

                Deferred revenue                                                                                                       278,719                                    158,699

      Net cash provided by operating activities                                                                         188,786                                    135,376

Cash flows from investing activities:

      Purchases of property and equipment                                                                                (44,133)                                   (78,277)

      Proceeds from sale of assets                                                                                                         -                                         5,800

      Net cash used in investing activities                                                                                  (44,133)                                   (72,477)

Cash flows from financing activities:

      Net borrowings on line of credit                                                                                         25,000                                     74,950

      Distributions to stockholder                                                                                              (95,236)                                (157,737)

         Net cash used in financing activities                                                                              (70,236)                                   (82,787)

Net increase (decrease) in cash and cash equivalents                                                              74,417                                   (19,888)

Cash and cash equivalents, beginning of year                                                                           17,110                                     36,998

Cash and cash equivalents, end of year                                                       $                            91,527          $                         17,110

                                                                                                                        =================            ===============

Supplemental disclosure of cash flow information:

      Cash paid during the year for:

         Interest                                                                                                 $                            19,380          $                          20,062

                                                                                                                        =================            ===============

         Income taxes                                                                                        $                                 800          $                            2,800

                                                                                                                        =================            ===============

NOTE 1 - ORGANIZATION

Organization and Nature of Operations

Decision Management Company, Inc. (d.b.a. Questys Solutions) (the "Company") was incorporated in the state of California on July 12, 1981.  The Company develops and sells document management software to small and mid-sized government entities and commercial businesses, including desktop and web-based applications, throughout the United States of America.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has incurred a net loss and has a working capital deficit of $616,392 at December 31, 2007.

The Company's success is dependent upon numerous items, certain of which are the successful growth of revenues from its products and services and its ability to obtain new customers in order to achieve levels of revenues adequate to support the Company's current and future cost structure, for which there is no assurance. Unanticipated problems, expenses, and delays are frequently encountered in establishing and maintaining profitable operations.  These include, but are not limited to, competition, the need to develop customer support capabilities and market expertise, setbacks in product development, technical difficulties, market acceptance and sales and marketing.  The failure of the Company to meet any of these conditions could have a materially adverse effect on the Company and may force the Company to reduce or curtail operations.

The Company believes it will have adequate cash to sustain operations until it achieves sustained profitability. There can be no assurance that funding will be available on acceptable terms, if at all, or that such funds, if raised, would enable the Company to achieve or sustain profitable operations.

These factors raise substantial doubt about the Company's ability to continue as a going concern.  The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the classification of liabilities that might result from the outcome of these uncertainties.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period.  Significant estimates made by the Company's management include, but are not limited to, the collectibility of accounts receivable and the recoverability of long-lived assets.  Actual results could materially differ from those estimates.

Concentrations of Credit Risk

Cash

The Company maintains its cash balances at financial institutions that are insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000.  At December 31, 2007 and 2006, the Company had approximately $5,000 and $28,000, respectively, in these accounts in excess of the FDIC insurance limit.  The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk related to these deposits.

Accounts Receivable

The Company performs periodic evaluations of its customers and maintains allowances for potential credit losses as deemed necessary.  The Company generally does not require collateral to secure its accounts receivable.  The Company estimates credit losses based on management's evaluation of historical experience and current industry trends.  Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts. The majority of the Company's customers are commercial businesses. As of December 31, 2007 two customers comprised 55% of the Company's accounts receivable.  As of December 31, 2006 there were no concentrations of receivables within particular customers.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Property and Equipment

Property and equipment are stated at cost, and are being depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years.  Maintenance and routine repairs are charged to expense as incurred.  Significant renewals and betterments are capitalized.  At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statements of income and (accumulated deficit) retained earnings.

Intangible Assets

The Company capitalizes software development costs pursuant to Statement of Financial Accounting Standards ("SFAS") No. 86, Accounting for the Costs of Computer Software to be Sold, Leased or Otherwise Marketed, after technological feasibility of the software is established, which is generally the completion of a working prototype and ends upon general release of the product to the Company's customers.  All costs incurred in the research and development of new software and costs incurred prior to the establishment of technological feasibility are expensed as incurred.  Research and development costs include salaries and related costs of research and development personnel, the costs of consultants, and materials and supplies associated with research and development projects and are included in payroll related expenses in the accompanying statement of income and retained earnings.  The Company has determined that the current process for developing software is essentially completed concurrently with the establishment of technological feasibility; accordingly, no software development costs have been capitalized as of December 31, 2007.

Impairment of Long-Lived Assets

In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, long-lived assets, such as property and equipment, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.  The Company's management assesses the recoverability of long-lived assets by determining whether the depreciation of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows.  The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management.  At December 31, 2007 and 2006, the Company's management believes there is no impairment of its long-lived assets.  There can be no assurance, however, that market conditions will not change or demand for the Company's products and services will continue, which could result in impairment of long-lived assets in the future.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Revenue Recognition

The Company recognizes revenue in accordance with the American Institute of Certified Public Accountants Statement of Position ("SOP") 97-2, Software Revenue Recognition, as amended by SOP 98-9, Modification of SOP 97-2, Software Revenue Recognition, with Respect to Certain Transactions.  Accordingly, software license revenue is recognized when (i) persuasive evidence of an arrangement exists, (ii) delivery of the product component has occurred, (iii) the fee is fixed and determinable, and (iv) collectibility is probable.  If any of these criteria are not met, revenue recognition is deferred until such time as all of the criteria are met.  In accordance with SOP 98-9, the Company accounts for delivered elements in accordance with the residual method when arrangements include multiple product components or other elements and vendor-specific objective evidence exists for the value of all undelivered elements.  Revenues on undelivered elements are recognized once delivery is complete.

The Company records amounts billed to customers in excess of recognizable revenue as deferred revenue in the accompanying balance sheets.

The Company's license agreements do not typically or expressly provide for product returns and cancellations as a matter of right.  The Company may maintain an allowance for sales returns and cancellations to cover the circumstances where the Company accepts returns or cancellations on a discretionary basis even though not contractually obligated to do so.  As of December 31, 2007 and 2006, no allowance for sales returns was deemed necessary by management.

Product and Technology Development

Product and technology development expenses include personnel costs relating to developing the features, content and functionality of the Company's document management software services.  Product and technology development costs are expensed as incurred.  For the years ended December 31, 2007 and 2006, product and technology development costs totaled approximately $398,000 and $328,000, of which approximately $80,000 and $246,000 is included in cost of sales and approximately $318,000 and $82,000, respectively, is included as research and development expense in the accompanying statements of income and (accumulated deficit) retained earnings.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Advertising

Advertising expenses are charged against operations when incurred.  Advertising expenses for the years ended December 31, 2007 and 2006 totaled approximately $91,000 and $116,000, respectively, and are included in selling expenses in the accompanying statements of income and (accumulated deficit) retained earnings.

Income Taxes

The Company has elected to be taxed as an "S" corporation, whereby the income and expense items are included in the personal returns of the stockholders and the Company does not pay Federal corporate taxes.  The California tax treatment is substantially the same as Federal, except for a 1.5% surtax (minimum of $800) imposed on the Company's taxable income.  For the years ended December 31, 2007 and 2006, the Company has recorded a tax provision of $800 and $2,800, respectively.

Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 (FIN 48), Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, which clarifies the accounting for uncertain income tax positions. This interpretation prescribes a financial statement recognition threshold and measurement attribute for any tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The impact of tax related interest and penalties will be recorded as a component of income tax expense. The provisions of FIN 48, as amended, are effective for fiscal years beginning after December 15, 2007 with the cumulative effect of the change in accounting principle recorded as an adjustment to retained earnings.  The Company is currently in the process of assessing the impact that adoption of FIN 48 will have on its financial statements.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In September 2006, the FASB adopted SFAS No. 157, Fair Value Measurements. SFAS No. 157 establishes a framework for measuring fair value and expands disclosure about fair value measurements. Specifically, this standard establishes that fair value is a market-based measurement, not an entity specific measurement. As such, the value measurement should be determined based on assumptions the market participants would use in pricing an asset or liability, including, but not limited to assumptions about risk, restrictions on the sale or use of an asset and the risk of non-performance for a liability. The expanded disclosures include disclosure of the inputs used to measure fair value and the effect of certain of the measurements on earnings for the period. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007.  In February 2008, the FASB issued FSP 157-2, Effective Date of FASB Statement No. 157, which delays the effective date of SFAS No. 157 for non-financial assets and liabilities to fiscal years beginning after November 15, 2008.  The Company is currently evaluating the impact, if any, that SFAS No. 157 may have on its future financial statements.

In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. SFAS No. 159 permits companies to choose to measure many financial instruments and certain other items at fair value. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company has not yet determined if it will elect to apply any of the provisions of SFAS No. 159 or what the effect of adoption of the statement would have, if any, on its financial statements.

In December 2007, the FASB issued SFAS No. 141(R), Business Combinations, which establishes principles and requirements for how the acquirer of a business recognizes and measures in its financial statements the identifiable assets acquired, the liabilities assumed, and any noncontrolling interest in the acquiree.  SFAS No. 141(R) also provides guidance for recognizing and measuring the goodwill acquired in the business combination and determines what information to disclose to enable users of the financial statement to evaluate the nature and financial effects of the business combination.  SFAS No. 141(R) is effective for financial statements issued for fiscal years beginning after December 15, 2008.  Accordingly, any business combinations the Company engages in will be recorded and disclosed according to SFAS No. 141, Business Combinations, until January 1, 2009.  The Company is currently evaluating the impact, if any, that SFAS No. 141(R) may have on its future financial statements.

NOTE 3 - PROPERTY AND EQUIPMENT

Property and equipment consist of the following as of December 31:

2007

2006

            Computer and office equipment                                     $                 122,175            $                 98,919

            Furniture and fixtures                                                                         39,160                               33,321

            Vehicles                                                                                             33,500                               33,500

            Software                                                                                             26,545                              11,507

                                                                                                                     221,380                            177,247

            Less accumulated depreciation and amortization                            (105,026)                           (70,479)

                                                                                                   $                 116,354            $             106,768

                                                                                                  ===============              ============

NOTE 4 - LINE OF CREDIT

The Company has an unsecured line of credit agreement with a financial institution for borrowings up to the maximum of $100,000 with no maturity date.  Borrowings bear interest at the prime rate, plus 2.775% (10.025% and 11.025% as of December 31, 2007 and 2006, respectively).  The Company had borrowings totaling $100,000 and $75,000 at December 31, 2007 and 2006, respectively.  As of December 31, 2007 and 2006, the Company had $0 and $25,000, respectively, available for future borrowings under the line of credit.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its facility pursuant to a non-cancelable operating lease agreement that expires in November 2009. Terms of the lease provide for monthly payments ranging from $11,000 to $11,900.  For the years ended December 31, 2007 and 2006, the Company incurred rent expense approximating $133,000 and $141,000, respectively.

Future annual minimum payments under non-cancelable operating leases are as follows:

Years Ending December 31,

                   2008                                                                                                       $    142,000

                   2009                                                                                                             134,000

                                                                                                                                  $    276,000

                                                                                                                                    ========

NOTE 5 - COMMITMENTS AND CONTINGENCIES, continued

Indemnities and Guarantees

The Company accounts for guarantees in accordance with FASB Interpretation No. 45 ("FIN 45"), Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. During the normal course of business, the Company has made certain indemnities and guarantees under which it may be required to make payments in relation to certain transactions.

In the normal course of business, the Company enters into certain types of agreements that require it to indemnify or guarantee the obligations of other parties.  These commitments include (i) intellectual property indemnities to licensees of the Company software products, (ii) indemnities to its lessor under its office space lease for certain claims arising from the Company use or occupancy of the related premises, (iii) indemnities to customers, vendors and service providers for claims based on negligence or willful misconduct of the Company employees or agents, (iv) indemnities to the Company director and officers to the maximum extent permitted under applicable law and (v) indemnities to the Company's financial institution for certain claims arising in connection with borrowings and all losses or expenses incurred between the Company and the financial institution.  The terms and duration of these commitments vary and, in some cases, may be indefinite, and certain of these commitments do not limit the maximum amount of future payments the Company could become obligated to make thereunder; accordingly, the Company's actual aggregate maximum exposure related to these types of commitments cannot be reasonably estimated.  Historically, the Company has not been obligated to make significant payments for obligations of this nature, and no liabilities have been recorded for these obligations in the Company's financial statements as of December 31, 2007 and 2006.

Customers

The Company more often than not indemnifies its customers against damages and costs resulting from claims associated with the use of the Company's products.  The Company has historically not made any payments under such indemnifications.  However, the Company continues to monitor the conditions that are subject to the indemnifications to identify whether it is probable that a loss has occurred, and would recognize any such losses under the indemnifications when those losses are estimable.  In addition, the Company warrants to customers that the Company's products operate substantially in accordance with the software product's specifications. Historically, no costs have been incurred related to software product warranties and none are expected in the future, and as such no accruals for software product warranty costs have been made.

NOTE 5 - COMMITMENTS AND CONTINGENCIES, continued

Litigation

The Company may become involved in certain legal proceedings and claims which arise in the normal course of business.  The Company's management believes that there are no claims or actions pending or threatened against the Company.

NOTE 6 - SUBSEQUENT EVENT

In April 2008, the Company borrowed $125,000 from the Company's stockholder. The note is non-interest bearing and is to fully repaid by December 31, 2008.